Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6461%



        Excess Protection Level
          3 Month Average 4.41%
          December, 2000 0.39%
          November, 2000  6.52%
          October, 2000 6.31%


        Cash Yield19.79%


        Investor Charge Offs10.15%


        Base Rate 9.26%


        Over 30 Day Delinquency 4.72%


        Seller's Interest10.47%


        Total Payment Rate13.35%


        Total Principal Balance$57,190,978,436.47


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,990,287,874.98